U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report - May 23, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                  333-103673                 65-1172823
        ------------                 ------------               ------------
(State or other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                    Identification Number)


        731 Chestnut Street, Emmaus, PA                          18049
        ----------------------------------                       -------
        (Address of principal executive offices)                (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure.

        On May 22, 2003, at the East Penn Bank Annual Meeting of Shareholders, the shareholders of East Penn Bank approved and adopted, by a vote of 79.4% of the outstanding shares, the plan of reorganization and related plan of merger between East Penn Bank, East Penn Interim Bank and East Penn Financial Corporation whereby East Penn Financial Corporation will become the bank holding company for East Penn Bank. The reorganization is expected to be effective July 1, 2003.


Item 7. Financial Statement, Pro Forma Financial Information And Exhibits.

     (c)  Exhibits.

     Exhibit Number
     --------------

     99.1 Press Release, dated May 23, 2003, issued by East Penn Bank.


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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EAST PENN BANK
                                                     (Registrant)


Dated: May 27, 2003                                  /s/ Brent L. Peters
                                                     ---------------------------
                                                     Brent L. Peters, President
                                                     and Chief Executive Officer

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


                                  EXHIBIT INDEX



                                                          PAGE NO. IN
                                                           MANUALLY
                                                            SIGNED
EXHIBIT NO.                                                ORIGINAL
-----------                                                --------

99.1     Press Release, dated May 23, 2003.                   5

                                       4